UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, Legacy Reserves LP (the “Partnership”) and Legacy Reserves Services, Inc., a wholly owned subsidiary of the Partnership, entered into amendments to the following employment agreements with the following named executive officers of Legacy Reserves GP, LLC, the general partner of the Partnership:

Name	Agreement
Cary D. Brown Chairman of the Board and Chief Executive Officer	Employment Agreement dated as of March 15, 2006 between Cary D. Brown and Legacy Reserves Services, Inc.
Steven H. Pruett President, Chief Financial Officer and Secretary	Employment Agreement dated as of March 15, 2006 between Steven H. Pruett and Legacy Reserves Services, Inc.
Kyle A. McGraw Director, Executive Vice President — Business Development and Land	Employment Agreement dated as of March 15, 2006 between Kyle A. McGraw and Legacy Reserves Services, Inc.
Paul T. Horne Executive Vice President — Operations	Employment Agreement dated as of March 15, 2006 between Paul T. Horne and Legacy Reserves Services, Inc.
William M. Morris Vice President, Chief Accounting Officer and Controller	Employment Agreement dated as of March 15, 2006 between William M. Morris and Legacy Reserves Services, Inc.

The primary purpose of these technical amendments was to conform such employment agreements to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the final Treasury Regulations related thereto and include required gross-up of any excise tax imposed under Section 4999 of the Code (the “Excise Tax”), as well as interest or penalties paid with respect to such Excise Tax.  The amendments are filed herewith as Exhibits 10.1 though 10.5 to this Current Report on form 8-K and are incorporated herein by reference; the amendments should be read in their entirety for a complete description of their provisions.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
Exhibit 10.1	Section 409A Compliance Amendment to the Employment Agreement of Cary D. Brown dated December 31, 2008.
Exhibit 10.2	Section 409A Compliance Amendment to the Employment Agreement of Steven H. Pruett dated December 31, 2008.
Exhibit 10.3	Section 409A Compliance Amendment to the Employment Agreement of Kyle A. McGraw dated December 31, 2008.
Exhibit 10.4	Section 409A Compliance Amendment to the Employment Agreement of Paul T. Horne dated December 31, 2008.
Exhibit 10.5	Section 409A Compliance Amendment to the Employment Agreement of William M. Morris dated December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

Date: December 31, 2008	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Section 409A Compliance Amendment to the Employment Agreement of Cary D. Brown dated December 31, 2008.
Exhibit 10.2	Section 409A Compliance Amendment to the Employment Agreement of Steven H. Pruett dated December 31, 2008.
Exhibit 10.3	Section 409A Compliance Amendment to the Employment Agreement of Kyle A. McGraw dated December 31, 2008.
Exhibit 10.4	Section 409A Compliance Amendment to the Employment Agreement of Paul T. Horne dated December 31, 2008.
Exhibit 10.5	Section 409A Compliance Amendment to the Employment Agreement of William M. Morris dated December 31, 2008.